UBS Life Insurance Company USA

10th Floor                                    Mailing Address:
1200 Harbor Blvd.                   P.O. Box 1795
Weehawken, NJ  07086          Erie, PA 16507-0795

Direct Line: 1-201-352-2385
Toll-Free:    1-800-986-0088
UBS Life

February 27, 2017

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:	UBS Life Insurance Company USA Separate Account
File Number:	811-07536
Filing Under:	Rule 30b2-1

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AB Variable Products Series Fund.

Pursuant to Rule 30b2-1 under the Act, on February 23, 2017, the AB Variable Product Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

/s/ Vanessa Friedhoff

Vanessa Friedhoff
Secretary

cc:  Frederick R. Bellamy